                    _______________________________________



                       Note Registration Rights Agreement

                          Dated As of February 26, 1998

                                      among

                          Aladdin Gaming Holdings, LLC

                                       and

                              Aladdin Capital Corp.

                                       and

                      Merrill Lynch, Pierce, Fenner & Smith
                                  Incorporated,

                     Credit Suisse First Boston Corporation,

                             CIBC Oppenheimer Corp.

                                       and

                        Scotia Capital Markets (USA) Inc.

                     ___________________________________________

                       NOTE REGISTRATION RIGHTS AGREEMENT

                  This Note Registration Rights Agreement (the "Agreement") is made and entered into this 26th day of February, 1998, among Aladdin Gaming Holdings, LLC, a Nevada limited-liability company ("Holdings"), Aladdin Capital Corp., a Nevada corporation ("Capital" and, together with Holdings, the "Issuers"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, CIBC Oppenheimer Corp. and Scotia Capital Markets (USA) Inc. (collectively, the "Initial Purchasers").

                  This Agreement is made pursuant to the Purchase Agreement, dated February 18, 1998, among the Issuers, Aladdin Gaming Enterprises, Inc., a Nevada corporation ("Enterprises" and, together with the Issuers, the "Aladdin Parties"), Aladdin Holdings, LLC, a Delaware limited liability company ("AHL"), the Trust under Article Sixth u/w/o Sigmund Sommer (the "Trust"), London Clubs International, plc, a United Kingdom public limited company ("London Clubs" and, together with the Aladdin Parties, AHL and the Trust, the "Venture Parties") and the Initial Purchasers (the "Purchase Agreement"), which provides for, among other things, the sale by the Aladdin Parties to the Initial Purchasers of Units consisting in the aggregate of $221.5 million principal amount at maturity of the Issuers' 13-1/2% Senior Discount Notes due 2010 (the "Securities") and Warrants to purchase an aggregate of 2,215,000 shares of Class B non-voting common stock of Enterprises. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

                  In consideration of the foregoing, the parties hereto agree as follows:

                  1.       Definitions.

                  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

                  "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "AHL" shall have the meaning set forth in the preamble.

                  "Aladdin Parties" shall have the meaning set forth in the preamble.

                  "Capital" shall have the meaning set forth in the preamble.

                  "Closing Date" shall mean the Closing Time as defined in the Purchase Agreement.

                  "Consummate" means, with respect to an Exchange Offer, the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 2.1 hereof and (iii) the delivery by the Issuers to the Trustee under the Indenture of Exchange Securities in the same aggregate accreted value as the aggregate accreted value of Securities that were tendered by Holders thereof pursuant to the Exchange Offer.

                  "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Issuers, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

                  "Enterprises" shall have the same meaning set forth in the preamble.

                  "Exchange Offer" shall mean the exchange offer by the Issuers of Exchange Securities for Transfer Restricted Securities pursuant to
         Section 2.1 hereof.

                  "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2.1 hereof.

                  "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

                  "Exchange Period" shall have the meaning set forth in Section
         2.1 hereof.

                  "Exchange Securities" shall mean the 13-1/2% Senior Discount Notes due 2010, issued by the Issuers under the Indenture containing terms identical to the Securities in all material respects (except for references to certain interest rate provisions, liquidated damages, restrictions on transfers and restrictive legends), to be offered to Holders in exchange for Transfer Restricted Securities pursuant to the Exchange Offer.

                  "Holder" shall mean an Initial Purchaser, for so long as it owns any Transfer Restricted Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Transfer Restricted Securities under the Indenture and each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

                  "Holdings" shall have the same meaning set forth in the preamble.

                  "Indenture" shall mean the Indenture relating to the Securities, dated as of February 26, 1998, between the Issuers and State Street Bank and Trust Company, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

                  "Initial Purchaser" or "Initial Purchasers" shall have the meaning set forth in the preamble.

                  "Issuers" shall have the meaning set forth in the preamble.

                  "London Clubs" shall have the same meaning set forth in the preamble.

                  "Majority Holders" shall mean the Holders of a majority of the aggregate accreted value of the outstanding Transfer Restricted Securities; provided that whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuers or any Affiliate (as defined in the Indenture) of the Issuers shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage amount.

                  "Participating Broker-Dealer" shall mean any of Merrill Lynch Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, CIBC Oppenheimer Corp. and Scotia Capital Markets (USA) Inc. and any other broker-dealer which makes a market in the Securities and exchanges Transfer Restricted Securities in the Exchange Offer for Exchange Securities.

                  "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a governmental agency or body or political subdivision thereof.

                  "Private Exchange" shall have the meaning set forth in Section
         2.1 hereof.

                  "Private Exchange Securities" shall have the meaning set forth in Section 2.1 hereof.

                  "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "Purchase Agreement" shall have the meaning set forth in the preamble.

                  "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Issuers with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any

         "qualified independent underwriter" (and its counsel) that is required to be retained by any holder of Transfer Restricted Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Transfer Restricted Securities and any filings with the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, except for such expenses incurred by Holders, underwriters or their respective counsel, (iv) all fees and expenses incurred in connection with the listing if any, of any of the Transfer Restricted Securities on any securities exchange or exchanges,
         (v) all rating agency fees, (vi) the fees and disbursements of counsel for any of the Venture Parties and of the independent public accountants of any of the Venture Parties, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance and (vii) the fees and expenses of the Trustee, and any escrow agent or custodian, but excluding, except as otherwise expressly provided in clauses (i) through (vii) above, (a) the fees and expenses of the Initial Purchasers in connection with the Exchange Offer or the Shelf Registration, including fees and expenses of counsel to the Initial Purchasers in connection therewith, and (b) underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Securities by a Holder.

                  "Registration Statement" shall mean any registration statement of the Issuers which covers any of the Exchange Securities or Transfer Restricted Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Rule 144" shall mean Rule 144 promulgated under the 1933 Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the 1933 Act.

                  "Rule 144A" shall mean Rule 144A promulgated under the 1933 Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

                  "SEC" shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

                  "Securities" shall have the meaning set forth in the preamble.

                  "Shelf Registration" shall mean a registration effected pursuant to Section 2.2 hereof.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers pursuant to the provisions of
         Section 2.2 of this Agreement which covers all of the Transfer Restricted Securities or all of the Private Exchange Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Transfer Restricted Securities" shall mean the Securities and, if issued, the Private Exchange Securities; provided, however, that each Security and, if issued, each Private Exchange Security, shall continue to be a Transfer Restricted Security until (i) the date on which such security has been exchanged by a Person other than a broker-dealer for an Exchange Security in the Exchange Offer, (ii) following the exchange by a Participating Broker-Dealer in the Exchange Offer of a Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such Participating Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the 1933 Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the 1933 Act.

                  "Trust" shall have the meaning set forth in the preamble.

                  "Trustee" shall mean the trustee with respect to the
                   Securities under the Indenture.

                  "Venture Parties" shall have the meaning set forth in the
                   preamble.

                  2.       Registration Under the 1933 Act.

                  2.1. Exchange Offer. The Issuers shall, for the benefit of the Holders, at the Issuers' cost, (A) prepare and, as soon as practicable but not later than 45 days following the Closing Date, file with the SEC an Exchange Offer Registration Statement on an appropriate form under the 1933 Act with respect to a proposed Exchange Offer and the issuance and delivery to the Holders, in exchange for the Transfer Restricted Securities (other than Private Exchange Securities), of a like principal amount of Exchange Securities, (B) use their reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the 1933 Act on or prior to 150 days from the Closing Date, (C) use their reasonable best efforts to keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer and (D) use their reasonable best efforts to cause the Exchange Offer to be consummated on or prior to 30 business days following the date on which the Exchange Offer Registration Statement was declared effective by the SEC. The Exchange Securities will be issued under the Indenture.

Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Transfer Restricted Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Issuers within the meaning of Rule 405 under the 1933 Act, (b) is not a broker-dealer tendering Transfer Restricted Securities acquired directly from the Issuers for its own account, (c) acquired the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) and to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the 1933 Act and under state securities or blue sky laws.

                  In connection with the Exchange Offer, the Issuers shall:

                           (a)      mail or cause to be mailed as promptly as
reasonably practicable to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                           (b) keep the Exchange Offer open for acceptance for a
period of not less than 30

calendar days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

                           (c)      utilize the services of the Depositary for
the Exchange Offer;

                           (d)      permit Holders to withdraw tendered Transfer
Restricted Securities at any time prior to 5:00 p.m. (Eastern Time), on the second to last business day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Transfer Restricted Securities delivered for exchange, and a statement that such Holder is withdrawing such Holder's election to have such Securities exchanged;

                           (e) notify each Holder that any Transfer Restricted
Security not tendered will

remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

                           (f)      otherwise comply in all respects with all
applicable laws relating to the Exchange Offer.

                  If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Securities acquired by them and having the status of an unsold allotment in the initial distribution and determine upon advice of external counsel that it is ineligible to participate in the Exchange Offer, as soon as practicable upon receipt by the Issuers of a written request from such Initial Purchaser, the Issuers shall issue and deliver to such Initial Purchaser in exchange (the "Private Exchange") for the Securities held by such Initial Purchaser, a like principal amount of debt securities of the Issuers, that are identical (except that such securities shall bear appropriate transfer restrictions) to the Exchange Securities (the "Private Exchange Securities").

                  The Exchange Securities and the Private Exchange Securities shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), or is exempt from such qualification and shall provide that the Exchange Securities shall not be subject to the transfer restrictions set forth in the Indenture but that the Private Exchange Securities shall be subject to such transfer restrictions. The Indenture or such indenture shall provide that the Exchange Securities, the Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter. The Private Exchange Securities shall be of the same series as, and the Issuers shall use commercially reasonable efforts to have the Private Exchange Securities bear the same CUSIP number as, the Exchange Securities. The Issuers shall not have any liability under this Agreement solely as a result of such Private Exchange Securities not bearing the same CUSIP number as the Exchange Securities.

                  As soon as practicable after the close of the Exchange Offer and/or the Private Exchange, as the case may be, the Issuers shall:

                           (i) accept for exchange all Transfer Restricted
                  Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which shall be an exhibit thereto;

                           (ii) accept for exchange all Securities properly
                  tendered pursuant to the Private Exchange;

                           (iii) deliver to the Trustee for cancellation all
                  Transfer Restricted Securities so accepted for exchange; and

                           (iv) cause the Trustee promptly to authenticate and
                  deliver Exchange Securities or Private Exchange Securities, as the case may be, to each Holder of Transfer Restricted Securities so accepted for exchange in a principal amount equal to the principal amount of the Transfer Restricted Securities of such Holder so accepted for exchange.

                  Interest on each Exchange Security and Private Exchange Security will accrue from the last date on which interest was paid on the Transfer Restricted Securities surrendered in exchange therefor or, if no interest has been paid on the Transfer Restricted Securities, from the date of original issuance. The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than (i) that the Exchange Offer or the Private Exchange, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) the due tendering of Transfer Restricted Securities in accordance with the Exchange Offer and the Private Exchange, (iii) that each Holder of Transfer Restricted Securities exchanged in the Exchange Offer shall have made customary representations in connection therewith, including that all Exchange Securities to be received by it shall be acquired in the ordinary course of its business and that at the time of the consummation of the Exchange Offer it shall have no arrangement or understanding with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities, and shall have made such other representations as may be reasonably necessary under applicable SEC rules, policy, regulations or interpretations to render the use of Form S-4 or other appropriate form under the 1933 Act available and (iv) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency or body with respect to the Exchange Offer or the Private Exchange which, in the Issuers' judgment, would reasonably be expected to impair the ability of the Issuers to proceed with the Exchange Offer or the Private Exchange. The Issuers shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Transfer Restricted Securities in the Exchange Offer.

                  2.2. Shelf Registration. If (i) the Issuers are not required to file the Exchange Offer Registration Statement or permitted to consummate the Exchange Offer as contemplated in Section 2.1 because the Exchange Offer is not permitted by applicable law or by SEC rules or regulations or applicable interpretations thereof by the staff of the SEC or (ii) any Holder of Transfer Restricted Securities (having a reasonable basis to do so) notifies the Issuers prior to the 20th day following consummation of the Exchange Offer that (A) it is prohibited by law or SEC policy from participating in the Exchange Offer or
(B) it may not resell the Securities acquired by it in the Exchange Offer to the public without delivering a Prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a Participating Broker-Dealer and owns Securities acquired directly from the Issuers or an affiliate of the Issuers, then in case of each of clauses (i) and (ii) the Issuers shall, at their cost:

                           (a) Use their reasonable best efforts to file with
                  the SEC on or prior to 45 days after the earlier of (x) the date on which the Issuers determine or receive notice from the SEC that the Exchange Offer Registration Statement cannot be filed as a result of clause (i) above and (y) the date on which the Issuers receive the notice specified in clause (ii) above, (such earlier date, the "Filing Deadline"), a Shelf Registration Statement relating to the offer and sale of the Transfer Restricted Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders participating in the Shelf Registration and set forth in such Shelf Registration Statement, and use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC on or prior to the later of (x) 90 days after the Filing Deadline for the Shelf Registration Statement and (y) 150 days after the Closing Date.

                           (b) Use their reasonable best efforts to keep the
                  Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years (or nine months in the case of a Shelf Registration Statement relating only to Private Exchange Securities) from the date the Shelf Registration Statement is declared effective by the SEC, or for such shorter period that will terminate when all Transfer

                  Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Transfer Restricted Securities (the "Effectiveness Period").

                           (c) Notwithstanding any other provisions hereof, use
                  their reasonable best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
                  (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

                  The Issuers shall not permit any securities other than Transfer Restricted Securities to be included in the Shelf Registration Statement. The Issuers further agree, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 3(b) below, and to furnish to the Holders of Transfer Restricted Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                  2.3. Expenses. The Issuers shall pay all Registration Expenses in connection with the registration pursuant to Section 2.1 or 2.2. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to, and fees and other costs of counsel in connection with, the sale or disposition of such Holder's Transfer Restricted Securities pursuant to the Shelf Registration Statement.

                  2.4. Effectiveness. An Exchange Offer Registration Statement pursuant to Section 2.1 hereof or a Shelf Registration Statement pursuant to
Section 2.2 hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Transfer Restricted Securities pursuant to an Exchange Offer Registration Statement or a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Transfer Restricted Securities pursuant to such Registration Statement may legally resume.

                  2.5. Interest.

                  The Issuers shall notify the Trustee within five business days after each and every date on which an event occurs in respect of which liquidated damages are required to be paid. All accrued liquidated damages shall be paid on or before the applicable semiannual interest payment date by wire transfer of immediately available funds or by federal funds check as set forth in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.

                  3.       Registration Procedures.

                  In connection with the obligations of the Issuers with respect to Registration Statements pursuant to Sections 2.1 and 2.2 hereof, the Issuers shall:

                  (a) prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Issuers, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Transfer Restricted Securities by the selling Holders thereof, (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein and (iv) shall comply in all material respects with the requirements of Regulation S-T under the 1933 Act;

                  (b) use their reasonable best efforts to prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and use their reasonable best efforts to cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act and comply with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof (including sales by any Participating Broker-Dealer);

                  (c) in the case of a Shelf Registration, (i) notify each Holder of Transfer Restricted Securities, at least three business days prior to filing, that a Shelf Registration Statement with respect to the Transfer Restricted Securities is being filed and advising such Holders that the distribution of Transfer Restricted Securities will be made in accordance with the method selected by the Majority Holders participating in the Shelf Registration; (ii) furnish to each Holder of Transfer Restricted Securities and to each underwriter of an underwritten offering of Transfer Restricted Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, a reasonable number of copies of all exhibits in order to facilitate the public sale or other disposition of the Transfer Restricted Securities; and (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (d) use their reasonable best efforts to register or qualify the Transfer Restricted Securities under all applicable state securities or "blue sky" laws of such jurisdictions in the United States as any Holder of Transfer Restricted Securities covered by a Registration Statement and, in the case of a Shelf Registration Statement, each underwriter of an underwritten offering of Transfer Restricted Securities shall reasonably request in writing a reasonable period of time prior to the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition or exchange in each such jurisdiction of such Transfer Restricted Securities owned by such Holder; provided, however, that the Issuers shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where they would not otherwise be required to qualify but for this Section 3(d), or (ii) take any action which would subject them to general service of process or taxation in any such jurisdiction where they are not then so subject;

                  (e) upon receiving notice of any of the following events, notify promptly each Holder of Transfer Restricted Securities under a Shelf Registration or any Participating Broker-Dealer who has notified the Issuers that it is utilizing the Exchange Offer Registration Statement as provided in paragraph (f) below and, if requested by such Holder or Participating Broker-Dealer, confirm such notice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Transfer Restricted Securities covered thereby, the representations and warranties of the Issuers contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, (v) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading in any material respect, (vi) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities or the Exchange Securities, as the case may be, for sale in any jurisdiction or the initiation of any proceeding for such purpose and (vii) of any determination by the Issuers that a posteffective amendment to such Registration Statement would be appropriate;

                  (f) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution" which section shall be reasonably acceptable to Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that holds Transfer Restricted Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Participating Broker-Dealers and its counsel, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Transfer Restricted Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Issuers the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto, and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

                  "If the exchange offeree is a broker-dealer holding Transfer Restricted Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of Exchange Securities received in respect of such Transfer Restricted Securities pursuant to the Exchange Offer;" and

(y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Transfer Restricted Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act; and

               (B) in the case of any Exchange Offer Registration Statement, the Issuers agree to deliver to the Initial Purchasers on behalf of the Participating Broker-Dealers, if requested by any such Initial Purchaser, upon the Consummation of the Exchange Offer (i) an opinion of counsel or opinions of counsel reasonably satisfactory to the Initial Purchasers covering (x) the matters and subject to the qualfications and exceptions customarily received by such Initial Purchasers requested in connection with the Exchange Offer Registration Statement and (y) such other matters as may be reasonably requested, (ii) officers' certificates substantially in the form customarily delivered in a public offering of debt securities and (iii) a comfort letter or comfort letters in customary form to the extent permitted by Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants (or if such a comfort letter is not permitted, an agreed upon procedures letter in customary form) from the Issuers' independent certified public accountants and the independent certified accountants of London Clubs (and, if necessary, independent certified public accountants of the Trust, any subsidiary of the Issuers,

London Clubs or the Trust or of any business acquired by the Issuers for which financial statements are, or are required to be, included in the Registration Statement);

                  (g) (i) in the case of an Exchange Offer, furnish counsel for the Initial Purchasers and (ii) in the case of a Shelf Registration, furnish counsel for the Holders of Transfer Restricted Securities copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

                  (h) make commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as reasonably practicable;

                  (i) in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Securities, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

                  (j) in the case of a Shelf Registration, cooperate with the selling Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three business days prior to the closing of any sale of Transfer Restricted Securities;

                  (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(e)(v) and 3(e)(vii) hereof, as promptly as practicable after the occurrence of such an event, use their reasonable best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities or Participating Broker-Dealers, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or will remain so qualified. At such time as such public disclosure is otherwise made or the Issuers determine that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Issuers agree promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

                  (l) in the case of a Shelf Registration, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide a reasonable number of copies of such document to the Initial Purchasers on behalf of such Holders; and make representatives of the Issuers as shall be reasonably requested by the Holders of Transfer Restricted Securities, or the Initial Purchasers on behalf of such Holders, available for discussion of such document;

                  (m) obtain a CUSIP number for all Exchange Securities, Private Exchange Securities or Transfer Restricted Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Securities, Private Exchange Securities or the Transfer Restricted Securities, as the case may be, in a form eligible for deposit with the Depositary;

                  (n) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Securities or Transfer Restricted Securities, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

                  (o) in the case of a Shelf Registration, enter into agreements (including underwriting agreements) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Transfer Restricted Securities, and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by (x) any Initial Purchaser, in the case where an Initial Purchaser holds Securities acquired by it as part of its initial distribution and (y) any other Holder of Securities covered thereby:

                           (i) make such representations and warranties to the
                  Holders of such Transfer Restricted Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

                           (ii) obtain opinions of counsel to the Issuers and
                  updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Transfer Restricted Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (provided that such opinion may be subject to customary qualifications and exceptions);

                           (iii) obtain "cold comfort" letters and updates
                  thereof from the Issuers' independent certified public accountants and the independent certified public accountants of London Clubs (and, if necessary, independent certified public accountants of the Trust, any subsidiary of the Issuers, London Clubs or the Trust or of any business acquired by the Issuers for which financial statements are, or are required to be, included in the Registration Statement) addressed to the underwriters, if any, and use reasonable efforts to have such letter addressed to the selling Holders of Transfer Restricted Securities (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

                           (iv) enter into a securities sales agreement with the
                  Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Transfer Restricted Securities, which agreement shall be in form, substance and scope customary for similar offerings;

                           (v) if an underwriting agreement is entered into,
                  cause it to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

                           (vi) deliver such documents and certificates as may
                  be reasonably requested and as are customarily delivered in similar offerings to the Holders of a majority in principal amount of the Transfer Restricted Securities being sold and the managing underwriters, if any.

The obligations of the Issuers under this paragraph (o) are subject to the Holders and underwriters providing representations, warranties and indemnifications customarily provided by such persons under such agreements, and the Holders entering into custody agreements and powers of attorney containing the representations, warranties and indemnifications customarily provided by such persons in connection with secondary offerings of securities. The above shall be done at each closing under any underwriting or similar agreement as and to the extent required thereunder;

                  (p) in the case of a Shelf Registration or if a Prospectus is required to be delivered by any Participating Broker-Dealer in the case of an Exchange Offer, make available for inspection by representatives of the Holders of the Transfer Restricted Securities, any underwriters participating in any disposition pursuant to a Shelf Registration Statement, any Participating Broker-Dealer and any counsel or accountant retained by any of the foregoing (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Issuers reasonably necessary to the Inspectors to enable them to conduct any due diligence as is customary, and cause the respective officers, directors, employees, and any other agents of the Issuers to supply all information reasonably requested by the Inspectors in connection therewith, and make such representatives of the Issuers available for discussion of such documents as shall be reasonably requested by the Initial Purchasers in connection therewith; provided that records which the Issuers determine, in good faith, to be confidential and which the Issuers notify the Inspectors are confidential shall not be disclosed by the Inspector unless: (i) the disclosure of such records shall be necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is otherwise required by law or (iii) the information contained in such records has been made generally available to the public (other than by a breach of these provisions by the Inspectors or any of their officers, employees or agents). Each Holder and each such Participating Broker-Dealer will be required to agree in writing that any such confidential information shall not be disclosed other than pursuant to clauses (i), (ii) or (iii) of the previous sentence.

                  (q) (i) in the case of an Exchange Offer Registration Statement, a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to any Exchange Offer Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Initial Purchasers and to counsel to the Holders of Transfer Restricted Securities and to make such changes in any such document prior to the filing thereof which the Initial Purchasers or counsel to the Holders of Transfer Restricted Securities may reasonably request if the Issuers, acting reasonably and in good faith, deem such changes to be reasonable, and, except as otherwise required by applicable law, not file any such document in a form to which the Initial Purchasers on behalf of the Holders of Transfer Restricted Securities and counsel to the Holders of Transfer Restricted Securities shall not have previously been advised and furnished a copy of or to which the Initial Purchasers on behalf of the Holders of Transfer Restricted Securities or counsel to the Holders of Transfer Restricted Securities shall reasonably object if the Issuers, acting reasonably and in good faith, deem such objection to be reasonable, and make the representatives of the Issuers available for discussion of such documents as shall be reasonably requested by the Initial Purchasers; and

                      (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Transfer Restricted Securities, to the Initial Purchasers, to counsel for the
 Holders and to the underwriter or underwriters of an underwritten offering of Transfer Restricted Securities, if any, make such changes in any such document prior to the filing thereof as the Initial Purchasers, the counsel to the Holders or the underwriter or underwriters reasonably request if the Issuers, acting reasonably and in good faith, deem such changes to be reasonable, and not file any such document in a form to which the Majority Holders, the Initial Purchasers on behalf of the Holders of Transfer Restricted Securities, counsel for the Holders of Transfer Restricted Securities or any underwriter shall not have previously been advised and furnished a copy of or to which the Majority Holders, the Initial Purchasers of behalf of the Holders of Transfer Restricted Securities, counsel to the Holders of Transfer Restricted Securities or any underwriter shall reasonably object if the Issuers, acting reasonably and in good faith, deem such objection to be reasonable, and make the representatives of the Issuers available for discussion of such document as shall be reasonably requested by the Holders of Transfer

Restricted Securities, the Initial Purchasers on behalf of such Holders, counsel for the Holders of Transfer Restricted Securities or any underwriter.

                  (r) in the case of a Shelf Registration, use their commercially reasonable efforts to cause all Transfer Restricted Securities to be listed on any securities exchange on which similar debt securities issued by the Issuers are then listed if requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Transfer Restricted Securities, if any;

                  (s) in the case of a Shelf Registration, use their reasonable best efforts to cause the Transfer Restricted Securities to be rated by the appropriate rating agencies, if so requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Transfer Restricted Securities, if any;

                  (t) otherwise materially comply with all material applicable rules and regulations of the SEC and make available to their security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

                  (u) cooperate and assist in any filings required to be made with the NASD and, in the case of a Shelf Registration, in the performance of any due diligence investigation by any underwriter and its counsel (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); and

                  (v) upon consummation of an Exchange Offer or a Private Exchange, obtain any customary opinion of counsel to the Issuers addressed to the Trustee for the benefit of all Holders of Transfer Restricted Securities participating in the Exchange Offer or Private Exchange, and which includes an opinion that the issuance of the Exchange Securities or the Private Exchange Securities, as applicable, has been duly authorized by the Issuers and, when the Exchange Securities or the Private Exchange Securities have been duly executed, authenticated and issued in accordance with the Indenture as contemplated by this Agreement, shall constitute legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with its respective terms (with customary exceptions, qualifications and assumptions).

                  The Issuers may require each seller of Transfer Restricted Securities as to which a registration is being effected to furnish to the Issuers such information regarding such seller as may be required by the staff of the SEC to be included in a Registration Statement and the Issuers may exclude from such registration the Transfer Restricted Securities of any seller who fails to furnish such information within a reasonable time (which amount of reasonable time shall be reasonably determined by the Issuers); provided, that the Issuers shall provide written notice to any such seller of any such request.

                  In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Issuers of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to a Registration Statement until such

Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof, and, if so directed by the Issuers, such Holder will deliver to the Issuers (at its expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice.

                  In the event that the Issuers fail to use their reasonable best efforts to effect the Exchange Offer or file any Shelf Registration Statement and maintain the effectiveness of any Shelf Registration Statement as provided herein, the Issuers shall not without the consent of the Majority Holders file any Registration Statement with respect to any securities (within the meaning of Section 2(1) of the 1933 Act) of the Issuers other than Transfer Restricted Securities.

                  If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Transfer Restricted Securities included in such offering and shall be acceptable to the Issuers. No Holder of Transfer Restricted Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  4.       Indemnification; Contribution

                  (a) The Issuers agree to indemnify and hold harmless each Initial Purchaser, each Holder, each Participating Broker-Dealer, each Person who participates as an underwriter (any such Person being an "Underwriter") and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 15 of the 1934 Act as follows:

                           (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Exchange Securities or Transfer Restricted Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Issuers; and

                           (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuers by the Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement contained in or any omission from any preliminary Prospectus shall not inure to the benefit of any Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter (or any person controlling any such person) from whom the person asserting such loss, liability, claim, damage or expense purchased Securities that are the subject thereof if (i) the untrue statement or omission contained in such preliminary Prospectus (excluding documents incorporated by reference) was corrected; (ii) such person was not sent or given a copy of the final Prospectus (excluding documents incorporated by reference) which corrected the untrue statement or omission at or prior to the written confirmation of the sale of such Securities to such person; and
(iii) the Issuers satisfied their obligation pursuant to Section 3 of this Agreement to provide a sufficient number of copies of the final Prospectus to the Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter.

                  (b) Each Holder, Initial Purchaser, Participating Broker-Dealer and Underwriter severally, but not jointly, agrees to indemnify and hold harmless the Issuers, the Initial Purchasers, the Participating Broker-Dealers, each Underwriter and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Issuers, the Participating Broker-Dealers, the Initial Purchasers, any Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter furnished to the Issuers by such Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter expressly for use in the

Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter from the sale of Transfer Restricted Securities pursuant to such Registration Statement.

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent that it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                  (e) (i) If the indemnification provided for in this Section 4(a) is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Issuers on the one hand and the Holders and the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  (ii) If the indemnification provided for in this Section 4(b) is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the such indemnifying party on the one hand and each of the other Holders, Participating Broker-Dealers, Underwriters and the Initial Purchasers and the Issuers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative fault of the Issuers, the Holders, Participating Broker-Dealers, Underwriters and the Initial Purchasers, as applicable, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers, the Holders, Participating Broker-Dealers, Underwriters and the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Issuers, the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 4, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it were offered exceeds the amount of any damages which such initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 4, each Person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each manager or director of the Issuers, and each Person, if any, who controls the Issuers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Issuers. The Initial Purchasers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A to the Purchase Agreement and not joint.

                  5.       Miscellaneous

                  5.1. Rule 144 and Rule 144A. For so long as the Issuers are subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Issuers covenant that they will file the reports required to be filed by them under the 1933 Act and Section 13(a) or l5-(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder. If the Issuers cease to be so required to file such reports, the Issuers covenant that they will upon the request of any Holder of Transfer Restricted Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Transfer Restricted Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (ii) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Transfer Restricted Securities, the Issuers will deliver to such Holder a written statement as to whether they have complied with such requirements.

                  5.2. No Inconsistent Agreements. The Issuers have not entered into and the Issuers will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Issuers' other issued and outstanding securities under any such agreements.

                  5.3. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder
(a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionairres, powers of attorney, indemnities, underwriting agreements, lock-up letters, custody agreements and other documents required under the terms of such underwriting agreements.

                  5.4. Amendments and Waivers. The provisions of this Agreement including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuers have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or departure.

                  5.5. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this
Section 5.4, which address initially is the address set forth in the Purchase Agreement with respect to the Initial Purchasers, with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071-2007,
Attention: Pamela B. Kelly, Esq.; and (b) if to the Issuers, initially at the Issuers' addresses set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this
Section 5.4, with a copy to Skadden, Arps, Slate, Meagher & Flom L.L.P. & Affiliates, 919 Third Avenue, New York, New York, Attention: Wallace Schwartz, Esq.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture, at the address specified in such Indenture.

                  5.6. Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

                  5.7. Third Party Beneficiaries. The Initial Purchasers (even if the Initial Purchasers are not Holders of Transfer Restricted Securities) shall be third party beneficiaries to the agreements made hereunder between the Issuers, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. Each Holder of Transfer Restricted Securities shall be a third party beneficiary to the agreements made hereunder between the Issuers, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

                  5.8. Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Issuers acknowledge that any failure by the Issuers to comply with their obligations under Sections
2.1 through 2.4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which monetary damages would not be adequate, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers' obligations under Sections 2.1 through 2.4 hereof.

                  5.9. Restriction on Resales. Until the expiration of two years after the original issuance of the Securities the Issuers will not, and will cause their "affiliates" (as such term is defined in Rule 144(a)(1) under the 1933 Act) not to, resell any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act) that have been reacquired by any of them and shall immediately upon any purchase of any such Securities submit such Securities to the Trustee for cancellation.

                  5.10. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  5.11. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  5.12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

                  5.13. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       ALADDIN GAMING HOLDINGS, LLC


                                       By:  /s/ Richard Goeglein
                                          -------------------------------
                                       Name:  Richard Goeglein
                                       Title: Chief Executive Officer/President


                                       ALADDIN CAPITAL CORP.


                                       By:  /s/ Richard Goeglein
                                          -------------------------------
                                       Name:  Richard Goeglein
                                       Title: Chief Executive Officer/President

Confirmed and accepted as
 of the date first above
 written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
CIBC OPPENHEIMER CORP.
SCOTIA CAPITAL MARKETS (USA) INC.

BY: MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

By: /s/ Gregory Margolies
   ----------------------------
Name:  Gregory Margolies
Title: Authorized Signatory